Employee Benefits	12 Months Ended
Dec. 31, 2014
Compensation Related Costs [Abstract]
Employee Benefits

18. Employee Benefits

Our bonus expenses for the BoM, former BoM and senior management were as follows:

Year ended December 31 (in thousands)	2014 EUR	2013 EUR	2012 EUR

Bonus expenses	48,957	32,698	16,474

Bonus expenses include an amount of EUR 3.5 million (2013: EUR 2.1 million; 2012: EUR 1.8 million) in relation to the STI cash bonus for our BoM and former BoM. The increase in bonus expenses in 2014 compared to 2013 is mainly attributable to the full year inclusion of Cymer.

We have a performance related bonus plan for our senior management, who are not members of the BoM. Under this plan, the bonus amounts depend on actual performance against corporate and personal targets. Within ASML, the bonus for members of senior management can range between 0.0 percent and 75.0 percent of their annual salaries. Within Cymer, bonuses can range between 0.0 percent and 200.0 percent of their annual salary. The performance targets are set for a whole year. The bonuses over 2014 are accrued for in the Consolidated Balance Sheets as of December 31, 2014 and are expected to be paid in the first quarter of 2015.

Our bonus expenses under these plans were as follows:

Year ended December 31 (in thousands)	2014 EUR	2013 EUR	2012 EUR

Bonus expenses	45,462	30,631	14,588

Profit-sharing Plan

We have a profit-sharing plan covering all European and US non-sales employees who are not members of the BoM or senior management. Under the plan, eligible employees receive an annual profit-sharing, based on a percentage of net income relative to total net sales ranging from 0.0 to 20.0 percent of their annual salary. The profit sharing for the years 2014, 2013 and 2012 was 16.0 percent or EUR 71.3 million, 14.0 percent or EUR 55.9 million and 18.0 percent or EUR 64.5 million, respectively. Our profit is also one of the criteria for the individual variable pay programs for employees in Asia and employees eligible to the sales reward plan, which amount to EUR 28.0 million for 2014 (including EUR 2.1 million for the sales reward plan), EUR 25.8 million (including EUR 2.3 million for the sales reward plan) for 2013 and EUR 24.4 million (including EUR 2.6 million for the sales reward plan) for 2012.

Share-based Compensation

In the past we have adopted various share and option plans for our employees. Starting January 1, 2014 the Employee Umbrella Share Plan has become effective, covering all grants made as of that date for our employees. The AGM approves each year the maximum number of shares that can be used by ASML to execute share-based incentives. Within this limit, the Supervisory Board determines the maximum number of shares that is granted to the BoM in line with the 2014 Remuneration Policy and the BoM determines the total maximum of shares that can be granted in that year for eligible employees in line with existing policies. Our current share-based compensation plans do not provide cash settlement of options and shares.

The total gross amount of recognized compensation expenses associated with share-based payments (including share-based payments to the BoM) was EUR 63.4 million in 2014, EUR 52.4 million in 2013 and EUR 18.7 million in 2012. The tax benefit recognized related to the recognized share-based compensation costs amounted to EUR 14.9 million in 2014, EUR 10.7 million in 2013 and EUR 0.9 million in 2012.

Total compensation costs to be recognized in future periods amount to EUR 69.8 million as of December 31, 2014 (2013: EUR 78.9 million; 2012: EUR 30.4 million). The weighted average period over which these costs are expected to be recognized is calculated at 1.6 years (2013: 1.6 years; 2012: 2.0 years).

Employee Umbrella Share Plan

The Employee Umbrella Share Plan, effective as of January 1, 2014 covers all employees. Within this plan, we distinguish between performance and incentive shares. Within the incentive category, employees can choose, at inception, to convert the shares into options. All grants under the Employee Umbrella Share Plan typically have a three year vesting period.

Share plans

Our current share plans typically include a three year service period and some plans have vesting conditions which are based on performance. The fair value of shares is determined on the closing trading price of our shares listed at Euronext Amsterdam on the grant date.

Details with respect to shares granted during the year are set out in the following table:

	EUR-denominated			USD-denominated
Year ended December 31	2014	2013	2012	2014	2013	2012

Total fair value at vesting date of shares vested during the year (in thousands)	56,214	38,280	16,179	76,605	51,798	5,392
Weighted average fair value of shares granted	65.71	55.83	36.15	84.62	83.58	47.71

A summary of the status of conditionally outstanding shares as of December 31, 2014, and changes during the year ended December 31, 2014, is presented below:

	EUR-denominated		USD-denominated
	Number of shares	Weighted average fair value at grant date (EUR)	Number of shares	Weighted average fair value at grant date (USD)

Conditional shares outstanding at January 1, 2014	1,544,332	40.21	1,380,320	79.55
Granted	409,626	65.71	475,146	84.62
Vested	(847,131)	34.78	(872,231)	79.56
Forfeited	(13,649)	40.83	(62,020)	79.57

Conditional shares outstanding at December 31, 2014	1,093,178	53.96	921,215	82.16

Option Plans

Our current option plans typically vest over a three year service period with any unexercised stock options expiring ten years after the grant date. Options granted have fixed exercise prices equal to the closing price of our shares listed at Euronext Amsterdam on grant date. The fair value of stock options is determined using a Black-Scholes option valuation model.

The Black-Scholes option valuation of our stock options is based on the following assumptions:

Year ended December 31	2014	2013	2012

Weighted average share price (in EUR)	65.0	60.6	39.2
Volatility (in percentage)	23.5	27.0	25.6
Expected life (in years)	5.6	5.6	5.0
Risk free interest rate	0.5	0.8	2.1
Expected dividend yield (in EUR)	2.25	2.00	1.45
Forfeiture rate[1]	-	-	-

1	For the years ending December 31, 2014, 2013 and 2012, forfeitures are estimated to be nil.

When establishing the expected life assumption we annually take into account the contractual terms of the stock options as well as historical employee exercise behavior.

Details with respect to stock options are set out in the following table:

	EUR-denominated			USD-denominated
Year ended December 31	2014	2013	2012	2014	2013	2012

Weighted average fair value of stock options granted	13.94	14.22	8.97	18.57	21.74	11.87
Weighted average share price at the exercise date of stock options	71.69	59.53	40.45	93.19	77.25	50.88
Aggregate intrinsic value of stock options exercised (in thousands)	12,098	15,924	71,331	9,497	11,086	12,684
Aggregate remaining contractual term of currently exercisable options (years)	2.94	3.09	3.59	3.79	3.12	3.17
Aggregate intrinsic value of exercisable stock options (in thousands)	39,020	37,441	34,438	17,942	22,781	21,882
Aggregate intrinsic value of outstanding stock options (in thousands)	40,428	38,718	35,671	19,171	25,369	22,433

The number and weighted average exercise prices of stock options as of December 31, 2014, and changes during the year then ended are presented below:

	EUR-denominated		USD-denominated
	Number of options	Weighted average exercise price per ordinary share (EUR)	Number of options	Weighted average exercise price per ordinary share (USD)

Outstanding, January 1, 2014	782,302	18.55	406,635	31.31
Granted	32,672	65.68	20,654	87.98
Exercised	(212,530)	14.77	(129,530)	19.87
Forfeited	(1,350)	21.48	(12,587)	31.51
Expired	(1,338)	14.70	-	-

Outstanding, December 31, 2014	599,756	22.09	285,172	40.60
Exercisable, December 31, 2014	559,556	19.77	246,285	34.98

Details with respect to the stock options outstanding are set out in the following table:

EUR-denominated			USD-denominated
Range of exercise prices (EUR)	Number of outstanding options at December 31, 2014	Weighted average remaining contractual life of outstanding options (years)	Range of exercise prices (USD)	Number of outstanding options at December 31, 2014	Weighted average remaining contractual life of outstanding options (years)

0 - 10	-	-	0 - 10	14,543	1.07
10 - 15	220,179	2.28	10 - 15	48,397	0.18
15 - 20	160,772	2.15	15 - 20	3,911	3.80
20 - 25	126,712	2.94	20 - 25	66,462	2.97
25 - 40	16,736	6.77	25 - 40	58,168	3.87
40 - 50	23,959	7.80	40 - 50	1,082	6.59
50 - 60	13,593	8.88	50 - 60	8,382	7.73
60 - 70	27,239	8.93	60 - 70	1,281	8.07
70 - 80	10,566	9.81	70 - 80	43,860	8.14
80 - 90	-	-	80 - 90	15,005	9.22
90 - 100	-	-	90 - 100	24,081	9.11

Total	599,756	3.31	Total	285,172	4.41

Employee Purchase Plan

Every quarter, we offer our worldwide payroll employees the opportunity to buy our shares or our stock options against fair value using their net salary. The BoM is excluded from participation in this plan. The fair value for shares is based on the closing price of our shares listed at Euronext Amsterdam on grant date. Within the employee purchase plan employees can choose to convert the shares into options. The fair value of the stock options is determined using a Black-Scholes option valuation model. The assumptions on which the Black-Scholes option valuation model is used, see the disclosure above under the caption “Option Plans”. The maximum net amount for which employees can participate in the plan amounts to 10.0 percent of their annual gross base salary. When employees retain the shares and/or stock options for a minimum of 12 months, we will pay out a 20.0 percent cash bonus on the initial participation amount.

Deferred Compensation Plans

In July 2002, we adopted a non-qualified deferred compensation plan for our US employees that allows a select group of management or highly compensated employees to defer a portion of their salary, bonus, and commissions. The plan allows us to credit additional amounts to the participants’ account balances. The participants divide their funds among the investments available in the plan. Participants elect to receive their funds in future periods after the earlier of their employment termination or their withdrawal election, at least three years after deferral. There were minor expenses relating to this plan in 2014, 2013 and 2012. Cymer has a similar non-qualified deferred compensation plan for a selected group of management level employees in the US in which the employee may elect to defer receipt of current compensation in order to provide retirement and other benefits on behalf of such employee backed by Cymer owned life insurance policies.

As of December 31, 2014, and 2013, our liability under deferred compensation plans was EUR 29.4 million and EUR 23.5 million, respectively.

Pension Plans

We maintain various pension plans covering substantially all of our employees. Eligible employees in the Netherlands, 5,802 FTEs, participate in a multi-employer union plan (PME) determined in accordance with the collective bargaining agreements effective for the industry in which we operate. This collective bargaining agreement has no expiration date. This multi-employer union plan covers approximately 1,259 companies and approximately 144,000 contributing members. Our contribution to the multi-employer union plan was 5.7 percent of the total contribution to the plan as per the Annual Report for the year ended December 31, 2013. The plan monitors its risks on a global basis, not by company or employee, and is subject to regulation by Dutch governmental authorities. By law (the Dutch Pension Act), a multi-employer union plan must be monitored against specific criteria, including the coverage ratio of the plan’s assets to its obligations. As of January 1, 2015 new pension legislation has been enacted. This legislation results in amongst others, an increase of legally required coverage levels. The coverage percentage is calculated by dividing the funds capital by the total sum of pension liabilities and is based on actual market interest rates. The coverage ratio as per December 31, 2014 of 102.0 percent (December 31, 2013: 103.4 percent) is calculated giving consideration to the new pension legislation and is below the legally required level. We have however no obligation whatsoever to pay off any deficits the pension fund may incur, nor have we any claim to any potential surpluses.

Every company participating in the multi-employer union plan (PME) contributes a premium calculated as a percentage of its total pensionable salaries, with each company subject to the same percentage contribution rate. Although the premium can fluctuate yearly based on the coverage ratio of the multi-employer union plan, for the 5-year period 2015-2019 the contribution percentage has been fixed at 23.6 percent (2014: 24.1 percent). The pension rights of each employee are based upon the employee’s average salary during employment.

Our net periodic pension cost for this multi-employer union plan for any period is the amount of the required employer contribution for that period.

We also participate in several defined contribution pension plans, with our expenses for these plans equaling the employer contributions made in the relevant period.

Our pension and retirement expenses for all employees for the years ended December 31, 2014, 2013 and 2012 were:

Year ended December 31 (in thousands)	2014 EUR	2013 EUR	2012 EUR

Pension plan based on multi-employer union plan	46,542	40,476	34,525
Pension plans based on defined contribution	24,774	19,799	15,773

Pension and retirement expenses	71,316	60,275	50,298